UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2022

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Waverley Oaks Road, Suite 114, Waltham, MA 02452

(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telepho.ne number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 22, 2022, Ondas Holdings Inc., a Nevada corporation (the “Company”), entered into an Equity Distribution Agreement (the “Agreement”) with Oppenheimer & Co. Inc. (the "Sales Agent"). Pursuant to the terms of the Agreement, the Company may offer and sell (the “Offering”) from time to time through the Sales Agent, as the Company’s sales agent, up to $50 million of shares of the Company’s common stock, par value $0.0001 per share (the “Shares”). Sales of the Shares, if any, may be made in sales deemed to be “at the market offerings” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Sales Agent is not required to sell any specific number or dollar amount of Shares, but will act as a sales agent using commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules, and regulations and the rules of the Nasdaq Stock Market, on mutually agreed terms between the Sales Agent and the Company. The Sales Agent will receive from the Company a commission of 3.0% of the gross proceeds from the sales of Shares by the Sales Agent pursuant to the terms of the Agreement. Net proceeds from the sale of the Shares will be used for general corporate purposes.

The offering of Shares pursuant to the Agreement will terminate upon the earliest of (i) the sale of all Shares subject to the Agreement, and (ii) the termination of the Agreement pursuant to its terms.

The Shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-252571) filed on January 29, 2021, which became effective on February 5, 2021, and the prospectus supplement thereto dated March 22, 2022.

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit which is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On March 22, 2022, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A slide presentation, which includes supplemental information relating to the Company’s financial results for the fourth quarter and year ended December 31, 2021, is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be incorporated by reference into any filing under the Securities Act, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Snell & Wilmer L.L.P.
10.1	Equity Distribution Agreement, dated March 22, 2022.
23.1	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1).
99.1	Press Release, dated March 22, 2022.
99.2	Presentation, dated March 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2022	ONDAS HOLDINGS INC

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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